                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report: October 29, 1997
                       (Date of earliest event reported)


                         CMC SECURITIES CORPORATION IV
             (Exact name of Registrant as specified in its charter)


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
                Delaware                                33-47912                        75-2431915
       (State of Incorporation)                  (Commission File No.)               (I.R.S. Employer
                                                                                    Identification No.)
         2711 N. Haskell Avenue
                Suite 900
              Dallas, Texas                                                                75204
(Address of Principal executive offices)                                                (Zip Code)


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       Registrant's Telephone Number, Including Area Code: (214) 874-2323

Item 5.  Other Events.


         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 33-47912) filed with the Securities and Exchange Commission (the "Commission") on May 14, 1992, as amended by Amendment No. 1 thereto filed with the Commission on August 7, 1992, as further amended by Post Effective Amendment No. 1 thereto filed with the Commission on August 17, 1994 (collectively, the "Registration Statement"), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its collateralized mortgage obligations, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act").
Reference is also hereby made to the Prospectus dated September 26, 1997 and the related Prospectus Supplement, dated October 28, 1997 (collectively, the "Prospectus"), which have been filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Collateralized Mortgage Obligations, Series 1997-2 (the "Securities").

         On October 29, 1997, the Registrant caused the issuance and sale of approximately $937,999,459 aggregate initial principal amount of Securities. The Securities are collateralized by mortgage pass-through certificates (the "Conventional Certificates") evidencing the beneficial ownership interest in entire pools of certain conventional, fixed-rate, fully-amortizing, one-to four-family, first lien mortgage loans (the "Mortgage Loans") originated or acquired by (i) PNC Mortgage Securities Corp. ("PNC Mortgage"), PHH Mortgage Services Corporation ("PHH"), and (iii) IndyMac, Inc. ("IndyMac"). PNC Mortgage, PHH and IndyMac are referred to herein collectively as the "Loan Sellers". The Certificates were created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1997 (the "Pooling and Servicing Agreement") by and among the Registrant, as Depositor, PNC Mortgage and IndyMac, as Master Servicers, PNC Mortgage, as Bond Administrator, and U.S. Bank National Association, as Certificate Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 10.1. The Securities were issued pursuant to an Indenture dated as of October 1, 1997 (the "Indenture"), as supplemented by the Series 1997-2 Supplement thereto dated as of October 29, 1997 (the "Series Supplement"), each by and between the Registrant and U.S. Bank National Association, as Indenture Trustee. A copy of the Indenture is filed herewith as Exhibit 4.1 and a copy of the Series Supplement is filed herewith as Exhibit 4.2.

         The Offered Securities (as defined in the Prospectus), having an aggregate principal balance of $776,776,738, have been sold by the Registrant to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") pursuant to an Underwriting Agreement dated as of October 28, 1997 (the "Underwriting Agreement"), as supplemented by a Terms Agreement dated as of October 28, 1997, each among DLJSC, the Registrant and Capstead Mortgage Corporation ("CMC"). A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1. The Class B-4, Class B-5 and Class B-6 Securities (as defined in the Prospectus) have been sold by the Registrant to DLJSC pursuant to a Purchase Agreement dated October 29, 1997, by and among DLJSC, the Registrant and CMC.





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Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits

                 Exhibit No.      Description

                          1.1 Underwriting Agreement dated as of October 28, 1997 by and among DLJSC, the Registrant and CMC

                          4.1 Indenture dated as of October 1, 1997 by and between the Registrant and U.S. Bank National Association, as Indenture Trustee

                          4.2 Series 1997-2 Supplement dated as of October 29, 1997 by and between the Registrant and U.S. Bank National Association, as Indenture Trustee

                          10.1 Pooling and Servicing Agreement dated as of October 1, 1997 by and among the Registrant, as Depositor, PNC Mortgage and IndyMac, as Master Servicers, PNC Mortgage, as Bond Administrator, and U.S. Bank National Association, as Certificate Trustee

                                   Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CMC SECURITIES CORPORATION IV


November 25, 1997                      By:
                                          ------------------------------------
                                          Wade Walker,
                                          Vice President - Asset and Liability
                                          Management

                               INDEX TO EXHIBITS


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
Exhibit No.                                                                           Page
-----------                                                                           -----
1.1      Underwriting Agreement dated as of October 28, 1997
         by and among DLJSC, the Registrant and CMC

4.1 Indenture dated as of October 1, 1997 by and between the Registrant and U.S. Bank National Association, as Indenture Trustee

4.2 Series 1997-2 Supplement dated as of October 29, 1997 by and between the Registrant and U.S. Bank National Association, as Indenture Trustee

10.1 Pooling and Servicing Agreement dated as of October 1, 1997 by and among the Registrant, as Depositor, PNC Mortgage and IndyMac, as Master Servicers, PNC Mortgage, as Bond Administrator and U.S. Bank National Association, as Certificate Trustee
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